SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               DECEMBER 31, 2008

                     WORLDWATER & SOLAR TECHNOLOGIES CORP.
                     -------------------------------------
               (Exact Name of Registrant as specified in charter)


    Delaware                        0-16936                     33-0123045
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(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)                File Number)           Identification No.)



    200 Ludlow Drive, Ewing Business Park, Ewing, New Jersey        08638
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    (Address of principal executive offices)                    (Zip Code)



     Registrant's telephone number, including area code:   609/ 818-0700

                                not applicable
         _______________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


     On December 31, 2008, WorldWater & Solar Technologies Corp. (the "Company") and Quentin T. Kelly, non-executive Chairman of the Board of Directors of the Company ("Mr. Kelly"), entered into an amendment (the "Amendment") to Mr. Kelly's December 18, 2006 employment agreement with the Company (the "Employment Agreement"). The Amendment was intended to cause payments and benefits under the Employment Agreement to comply with, or be exempt from, the requirements of
Section 409A of the Internal Revenue Code, as amended ("Section 409A"), which governs nonqualified deferred compensation arrangements. In addition to the
Section 409A changes, certain other changes were also made, as described below.

     The Amendment granted to each of Mr. Kelly and the Company the right to terminate the Employment Agreement immediately upon written notice and sets forth revised severance payments in the event of termination. The Amendment also describes a preliminary and non-binding understanding between Mr. Kelly and the Company concerning the possible sale of certain Mobile MaxPure assets to Mr. Kelly.

     The description of the Amendment set forth above does not purport to be complete and is qualified in all respects by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     On January 7, 2009, Mr. Kelly submitted written notice to the Company of his resignation, effective immediately, of his positions as an employee and director of the Company and as a director of the Company's subsidiary, Entech, Inc.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits
        --------

10.1 First Amendment to the Employment Agreement dated December 31, 2008 between WorldWater & Solar Technologies Corp. and Quentin T. Kelly.

______________________________________________________________________________

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


WORLDWATER & SOLAR TECHNOLOGIES CORP.

By:  /s/ Frank W. Smith
----------------------------------------------------
     Frank W. Smith
     Chief Executive Officer



Date:  January 7, 2009

                                 EXHIBIT INDEX
                                 -------------

10.1 First Amendment to the Employment Agreement dated December 31, 2008 between WorldWater & Solar Technologies Corp. and Quentin T. Kelly.